SERVICING AGENT AGREEMENT

SBA LOAN NUMBER                                           SBA OFFICE NAME

CDC 942 585 30 03 CA                                      San Francisco District
--------------------------------------------------------------------------------
BORROWER'S NAME(S)

PACIFIC MAGTRON, INC., a California corporation
--------------------------------------------------------------------------------
NAME TO APPEAR ON COLSON REPORTS TO THE CDC (IF DIFFERENT)

PACIFIC MAGTRON, INC., a California corporation
--------------------------------------------------------------------------------
BORROWER'S STREET ADDRESS                                       CITY/STATE/ZIP

1524 California Circle                                        Milpitas, CA 95035
--------------------------------------------------------------------------------
TAXPAYER 10 NO. (MUST BE 9 DIGITS)

77-0228715 (Pacific Magtron, Inc.)
--------------------------------------------------------------------------------
SMALL BUSINESS CONCERN (SBC) NAME (IF DIFFERENT FROM BORROWER)

--------------------------------------------------------------------------------
SBC STREET ADDRESS (IF DIFFERENT FROM BORROWER ADDRESS)         CITY/STATE/ZIP

--------------------------------------------------------------------------------
CERTIFIED DEVELOPMENT COMPANY                                      CDC No.

  The Mortgage Capital Development Corporation                     09655
--------------------------------------------------------------------------------
CENTRAL SERVICING AGENT

Colson Services Corp., 504 Loan Department
150 Nassau Street, New York, NY 10038
--------------------------------------------------------------------------------
This Agreement is made by the parties hereto pursuant to the Master Servicing Agent Agreement ("MSAA") dated 1-1-95 , between the U. S. Small Business Administration ("SBA') and Colson Services Corp. (-Central Servicing Agent-). In the event that SBA shall name a successor Central Servicing Agent Pursuant to a new MSAA. such Agreement shall provide that such successor undertakes the obligations and succeeds to the rights of Colson Services Corp. under the Agreement on the same terms as stated herein. The Borrower and the CDC agree in that event to the substitution of the successor Central Servicing Agent for Colson Services Corp. in this Agreement as if such successor were named herein and a signatory hereto.

NOTE TO SBA DISTRICT OFFICE. SEND THIS AGREEMENT TO THE CENTRAL SERVICING AGENT BY OVERNIGHT MAIL ONLY.

This Agreement is made by the parties hereto in reference to the following facts:

        Whereas the Borrower has obtained financial assistance from the CDC in the form of a Loan. or a Lease, of real and/or personal property; and

        Whereas the CDC has issued a Debenture, as described above, to fund said financial assistance which financial assistance is secured by Borrower's Note and related collateral in the case of a Loan or Lease Agreement in the case of a Lease; and

        Whereas the Small Business Administration ("SBA") has guaranteed the Debenture pursuant to 15 U.S.C. Section 697; and

        Whereas the CDC has assigned the Note and related collateral or the Lease, as the case may be to SBA as security for SBA's guarantee; and

        Whereas SBA, in consideration of its guarantee, has required the parties hereto appoint a Central Servicing Agent ("CSA") to receive and distribute funds flowing among the parties hereto and perform other services as specified herein and in the MSAA; and

        Whereas the Debenture has been pooled with like Debentures. and Certificates have been issued representing ownership of all or a fractional part of such pool to investors who have purchased interest in the pool; and

        Whereas SBA has appointed a Trustee to issue Certificates to the Investors, receive f unds from the CSA and remit funds to the Investors.

NOW, THEREFORE. IT IS AGREED BY THE PARTIES AS FOLLOWS:

     1.   APPOINTMENT OF SERVICING AGENT

          a.   The CDC hereby appoints Colson Services Corp. as its agent to:

               (1) Receive the proceeds of the sale of the Debenture, net of selling expenses, from the Selling Group as defined herein below and, after distributing any of the proceeds in the manner set forth herein, to disburse the remaining proceeds to the Borrower specified herein.

               (2) Receive monthly Loan or Lease payments from the Borrower. credit some within one business day of receipt and retain said payments in an account established pursuant to the MSAA called the Maste'r Reserve Account ("MRA") until a semi-annual Debenture payment is due.

               (3) Remit semi-annual Debenture payments to the Trustee as required by the MSAA.

          b. The Borrower hereby consents to appointment of Colson Services Corp. as CSA and in addition agrees to:

               (1) Remit its monthly Loan or Lease payments when due to CSA by Automatic Clearing House or Federal Fund wire transfer, or in a manner approved by CSA in writing.

               (2)  Pay all fees attributable to Borrower as described herein.

DEBENTURE AND BORROWER'S OBLIGATIONS

Date of SBA approval  July 29, 1996

                                (a) DEBENTURE            (b) NOTE (OR LEASE)

a. * Principal Amount:            $998,000.00                $998,000.00

b.   Issue or Note/Lease Date:    April 16, 1997             February 12, 1997

c.   Interest Rate:                        %                          %**

d.   Maturity Date:               April 1, 2017              April 1, 2017

e.   Payment:                     $                          $
                                  (Semi-Annual)              (Monthly P & I)
f.   Payment Dates:
              Every 1st of        April                      May 1, 1997
                                                       (First of month starting)
              and 1st of          October

g.     Net Debenture Proceeds:                      $ 971,000.00
       (as defined in 13 CFR 108.2)

The Borrower hereby certifies that the CDC has extended financial assistance to the Borrower in the form of a Loan or a Lease evidenced by a written instrument (the "Note" or the "Lease"), a copy of which is attached hereto, and described in Column (b) above.

The CDC hereby certifies that it has issued a Debenture described in Column (a) above. The CDC acknowledges that it is solely responsible for collecting all Loan or Lease payments, including delinquent payments if any, due from the Borrower so that funds shall be available for making all required payments due pursuant to the terms of the Debenture. The CDC agrees to remit any delinquent payments collected by the CDC from the Borrower to the CSA.

*    Item in Column (a) must be identical to item in Column (b)

** The Note Rate is the interest rate charged on the Debenture. adjusted to ref iect monthly amortization. Servicing fees, as per Section 8. are added to monthly principal and interest payments to arrive at Borrower's total monthly obligations. As set f orth in the Loan Amortization Schedule attached to the Note. this combined amount is -the amount that must be remitted to the CSA each month.

3.   UNDERWRITERS FEE

     The offering of the Certificates to investors through one or more Underwriters has been arranged. The Underwriters fee for this service is five-eighths of one percent (5/8 of I %) of the total Debenture proceeds. identified in Section 5.b. hereof.

4.   INITIATION. PROCESSING AND CLOSING FEES

     The CDC and Borrower agree to pay the fees and closing costs set forth in the Disbursement instructions, identified in Section 5.a.(3.) hereof.

5. DISBURSEMENT INSTRUCTIONS (All information must be completed "N/A" if not applicable) (NOTE: Please round to the nearest penny.)

     The total Debenture proceeds shall be disbursed as follows:

     a.   The CSA will disburse the following:

          (1)  Amount of the Net  Debenture  Proceeds to be  disbursed
               (less amount in (2), if applicable) to Borrower's Creditor(s) by wire-transfer, as their interests appear
               below:                                               $ 971,000.00

          (a)  RECIPIENT BANK (e.g., Interim Lender) (NET DEBENTURE PROCEEDS):

         NAME OF RECIPIENT BANK                        CITY AND STATE
                                                       9920 So. La Cieniga Blvd,
         Imperial Bank                                 Inglewood, CA 90301

         ACCOUNT NAME                                  ACCOUNT NUMBER
         Santa Clara Land Title Company                16-147-230

         ROUTING SYMBOL & TRANSACTION CODE             ATTENTION OF:
           (MUST BE 9 DIGITS)                          Liz Zankich
         122-201-444                                   Esc. # SP116109

          (b) CORRESPONDENT BANK - COMPLETE THE FOLLOWING ONLY IF RECIPIENT BANK IS NOT A FEDWIRE MEMBER:

          CORRESPONDENT BANK NAME                                 CITY AND STATE

          ACCOUNT NAME                                            ACCOUNT NUMBER

          ROUTING SYMBOL & TRANSACTION CODE (MUST BE 9 DIGITS)    ATTENTION OF:

          (2)  Amount of Net Debenture  Proceeds held in escrow by CSA
               pursuant to Regulations Section 108.503-7(c):                   0

          (3)  Processing Fees. Deposits, and Other CJosing Costs:

               (a)  Reserve   Amount   (0.005   times  Net   Debenture
                    Proceeds)  to  be  deposited  in  Master   Reserve
                    Account                                             4,855.00

               (b)  Funding Fee (0.0025 times Net Debenture  Proceeds)
                                                                        2,427.50

               (c)  CDC  Processing  Fee (0.015)  times Net  Debenture
                    Proceeds)                                          14,565.00

               (d)  Closing Costs                                              0

                    SUM of (a) through (d):                            21,847.50

          (4)  Balance. if any. to the Borrower in amount of:             162.50

          (5)  Amount  received and disbursed by CSA (Sum of Items (1)
               thru (4)):                                             993,010.00

     b.   The  Underwriters  fee is  withheld  prior to CSA Receipt of funds.  (Underwriters Fee calculated as follows: Sum of (1).
          (2) & (3) from above  divided by 0.99375;  round this number up to the  next  highes-t  thousand;  multiply  this  number
          by.00625):                                                    4,990.00

     c.   TOTAL  DEBENTURE  AMOUNT  (sum of Items  a.  (5)  plus  b.):
                                                                      998,000.00

Under the attached Note Lease, the Borrower is subject to a late payment charge which the CSA shall remit to either the. CSA or SEA at the direction of SBA as compensation for additional collection efforts.

7.   PREPAYMENT

     It is understood that the Note or Lease is subject to prepayment, at the option of the Borrower, upon notification of CSA by SEA and based on the prepayment price computed as set forth in the Borrower's Note or Lease. The Borrower agrees to give 45 days written notice to the CDC if it elects to prepay such Note or Lease. in accordance with the -Prepayment' provision of the attached Note or Lease. Any such prepayment will be remitted an the scheduled prepayment date by CSA to the MRA as directed in writing by SEA. It is further understood that prepayments in an amount less than necessary to fully prepay the Note or Lease or made later than the scheduled date shall not be permitted.

8.   SERVICING FEES

     As stated in Section 2 above, in addition to the principal and interest payment, the Borrower's obligation includes the following servicing fees:

     a. The Borrower's total monthly obligation shall include a servicing fee of one-tenth of one percent (1/10 of I %) per annum on the balance of the Note or Lease. such balance to be determined at S-year anniversary intervals at the beginning of such interval. This fee shall be deposited by the CSA in a subaccount of the MRA called the MRA fee subaccount.

     b. The Borrower's total monthly obligation shall include a servicing fee paid to the CDC of one-half of one percent(1/2 of 1 %) per annum of the outstanding balance of the Note or Lease determined at 5-year anniversary intervals at the beginning of such interval.

9.   COMPLETION OF DOCUMENTS

     The Undersigned hereby authorize SEA or its agent, and/or the CSA, to date and otherwise complete any terms of the Debenture. documents evidencing the Borrower's obligation, and/or this Servicing Agent Agreement. which are unknown at the time of execution thereof as soon thereafter as such terms become known.

10.  COMPENSATION TO CSA

     CSA shall be compensated for performing the services set forth in Section 1.a. of this Agreement from the MRA fee subaccount at a price for such services agreed to with SEA.

11.  INDEMNIFICATION

     The CSA and CDC shall indemnify and hold each other harmless from any and all suits, liabilities, and claims, losses. costs and expenses (including reasonable attorney's fees) incurred by either as a result of the other's negligence or bad faith or failure to perform in accordance with this Agreement or with instructions which either party may receive from time to time.

12   TAXPAYER IDENTIFICATION NUMBER

     A borrower is required by law to provide the Central Servicing Agent (CSA), Colson Services Corp.. with its correct taxpayer identification number. If the borrower does not provide the CSA with its correct identification number. the borrower may be subject to civil or criminal penalties imposed by law. Under penalties of perjury, the borrower certifies that the taxpayer identification number shown on Page 1 of this Servicing Agent Agreement is correct.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the 12th day of February 1997.

The Mortgage Capital                        PACIFIC MAGTRON, INC., a California
Development Corporation                       corporation
(Certified Development Company Name)       (Borrower's Name(s))

BY: /s/ Mary Retzinger                      /s/ Theodore S. Li
   Mary Retzinger, Vice President           Theodore S. Li, President

Attest: /s/ Carole Hines
Carole Hines
Assistant Secretary



                                   Small Business Concern (if not the Borrower):


ACCEPTANCE BY CSA

Colson Services Corp.. as Central Servicing Agent. hereby accepts appointment as the CSA in accordance with provisions of the foregoing Agreement at its offices in New York, New York on this 16th day of April, 1997.

Colson Services Corp.

By:

                                                                 SBA LOAN NUMBER
                                                            CDC 942 585 30 03 CA

                        ADDENDUM TO SBA FORM 1506, PAGE 5

8c. The borrower's total monthly obligation shall include a servicing fee paid to SBA of one-eighth of one percent (1 /8 of 1 %) per annum on the outstanding balance of the Note or Lease determined at 5-year anniversary intervals at the beginning of such interval.

Dated: February 12, 1997
                                    CDC Name

                                    THE MORTGAGE CAPITAL DEVELOPMENT CORPORATION

Attest: /s/ Carole Hines                       By: /s/ Mary Retzinger
       Carole Hines, Assistant Secretary          Mary Retzinger, Vice President



                           Borrower/Operating Company

PACIFIC MAGTRON, INC., a California corporation

By: /s/ Theodore S. Li
Theodore S. Li, President


                                  Page 7 of 7